UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008 [August 5, 2008]

CLEAN POWER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51716 (Commission File Number)	98-0413062 (IRS Employer Identification No.)

436-35th Avenue N.W., Calgary, Alberta, Canada T2K 0C1

 (Address of principal executive offices)               (Zip Code)

(403) 277-2944

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01

Entry into a Material Definitive Agreement

On August 5, 2008, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Voith Turbo GmbH & Co., KG (“Voith”).   The Agreement sets out the terms and conditions whereby the Company and Voith have agreed to cooperate in the integration of Voith’s steam expander with auxiliary equipment, including  feed pump into a waste heat recuperation system for driving cooling aggregates of refrigerator trucks in the U.S. and Canada out of the waste heat of the diesel engine of the truck.   Each party shall nominate a project manager, who shall have responsibility for the development work.    Any prior technical information and know-how shall remain exclusive to each of the parties to the Agreement.   Any ongoing information developed from the project shall belong to both parties jointly.  Each party shall have the right to use the jointly owned information, subject to any sub-licenses, which may only be granted subject to the other party’s written consent and shall contain market standard royalties.  Each party grants to the other party a royalty free, non-exclusive license to use its background information for the term of the project solely for the purpose of fulfilling its work under the development project.  Each party shall grant to the other party a royalty free, non-exclusive license to use its ongoing information for the term of the project and solely for the purpose of fulfilling the work under the project.  Any patent applications that may be filed as a result of the Agreement shall be jointly owned and each party shall be responsible equally for the costs of prosecution of said patents.  Any party that does not wish to register a patent in a country where the other party does wish to register, or to cease paying annual fees for upholding a patent, he shall forth with inform the other party in writing.  Any other party may then at his own discretion start or continue the prosecuting of the application or the payment of the annual fees and shall thereby become the sole owner of all rights in the patent without further payment to the other party.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Cooperation Agreement between Voith Turbo GmbH & Co. KG and Clean Power Technologies Inc., executed by Clean Power Technologies Inc., August 5, 2008	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.
August 8, 2008	By: /s/ Abdul Mitha Abdul Mitha Chief Executive Officer

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